UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2001

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-22228	11-3170868

(State or other jurisdiction of	(Commission File No.)	(IRS Employer

incorporation or organization)		Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:	(516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEMS 1 THROUGH 6 AND 8.      NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits.

The following Exhibits are furnished as part of this report:

99.1	Press release dated January 22, 2001 which provides interested investors with information to access a live audio-webcast of Astoria Financial Corporation's presentation at Salomon Smith Barney's 4th Annual Financial Services Conference on January 25, 2001.

99.2	Text of written presentation Astoria Financial Corporation intends to make available on January 25, 2001 at the Salomon Smith Barney 4th Annual Financial Services Conference.

ITEM 9. REGULATION FD DISCLOSURE.

            On January 25, 2001, Astoria Financial Corporation is scheduled to make a presentation at the Salomon Smith Barney 4th Annual Financial Services Conference. Attached at Exhibit 99.1 of this Form 8-K is a copy of the Press Release dated January 22, 2001 which provides interested investors with the information to access a live audio-webcast of Astoria Financial Corporation's presentation at that conference. Attached at Exhibit 99.2 is a copy of the written material which Astoria Financial Corporation intends to make available at that conference.

            The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

/S/ Peter J. Cunningham Peter J. Cunningham First Vice President and Director of Investor Relations

Dated: January 24, 2001

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 22, 2001 which provides interested investors with information to access a live audio-webcast of Astoria Financial Corporation's presentation at Salomon Smith Barney's 4th Annual Financial Services Conference on January 25, 2001.

99.2	Text of written presentation Astoria Financial Corporation intends to make available on January 25, 2001 at the Salomon Smith Barney 4th Annual Financial Services Conference.

3